American Growth Fund, Inc. Supplement dated December 18,
1996 to Prospectus dated December 1, 1996 as supplemented
December 18, 1996.

Until December 27, 1996 the address of American Growth Fund, Inc.
(the Fund), Investment Research Corporation (the Adviser) and
American Growth Fund Sponsors, Inc. (the Underwriter) is 410 17th
Street, Suite 800, Denver, CO 80202.

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